                                                                  Exhibit 4.2



             THIS AMENDMENT NO. 1 AND CONSENT (this "Amendment"), dated as of March 29, 1996, to the Liquidity Agreement, dated as of November 7, 1994 (the "Liquidity Agreement"; certain defined terms are used herein as defined therein), among NFC Asset Trust (the "Borrower"), certain lenders from time to time parties thereto (each, a "Lender" and collectively, the "Lenders") and Chemical Bank as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :


             WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Liquidity Agreement and desire to amend certain provisions of the Liquidity Agreement in the manner and as more fully set forth herein;

             NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

             1.  Amendment of Section 2.9 of the Liquidity Agreement.  Section
2.9 of the Liquidity Agreement is hereby amended by deleting the reference to ".25%" on the sixth line of Section 2.9 and inserting in lieu thereof "0.1875%".

             2. Increase of Commitment. Each Lender listed on Schedule A attached hereto hereby agrees to increase its Commitment by the amount set forth opposite such Lender's name on Schedule A attached hereto. Schedule I to the Liquidity Agreement is hereby amended and restated to read in its entirety as set forth on Schedule I attached hereto. In addition, the definition of Maximum Aggregate Commitment" in Appendix A to the Liquidity Agreement is hereby amended by deleting "$300,000,000" and inserting "the amount set opposite the caption "Maximum Aggregate Commitment" on Schedule I to the Liquidity Agreement".

             3. Consent to Extension Of the Expiration Date and Expiry Date. In accordance with subsection 2.23 of the Liquidity Agreement, each Lender hereby agrees to extend the Expiration Date to the Settlement Date occurring in March 2001 and in connection therewith hereby agrees to extend the Expiry Date with respect to its aggregate Commitment outstanding on the date hereof (after giving effect to the increase of such Commitment pursuant to Section 2 hereof, if applicable) to the Settlement Date occurring in March 2001.

             4.  Consent to Amendment No.1 to the Financing Loan and Security
Agreement.   Each of the Administrative Agent and each Lender hereby consents to the terms of Amendment No.1 to the Financing Loan and Security Agreement substantially in the form of Exhibit B hereto.


             5. Closing Certificate. Each Lender listed on Schedule A hereto hereby agrees to deliver on or prior to the Effective Date hereof to the Administrative Agent a certificate, substantially in the form of Exhibit A attached hereto.

             6. Ratification and Confirmation of Liquidity Facility Agree-ment. Except as so modified pursuant to this Amendment No. 1 and Consent, the Liquidity Agreement is ratified and confirmed in all respects.

             7. Effective Date. This Amendment shall become effective on and as of March 29, 1996 (the "Effective Date") when counterparts hereof, signed by each Lender and the Borrower, have been delivered to the Administrative Agent.

             8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

             9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

             10. Representations and Warranties. The Borrower represents and warrants that:

             (a) the representations and warranties of the Borrower contained in the Liquidity Agreement (as amended hereby) are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date; and

             (b) no Default has occurred and is continuing on and as of the Effective Date.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    NFC ASSET TRUST

                                    By:  CHEMICAL BANK DELAWARE, not in
                                         its individual capacity but
                                         solely as Owner Trustee



                                         By: /s/ J. J. Cashin
                                             Title:  Senior Trust Officer

                                         CHEMICAL BANK, as
                                         Administrative Agent and as a
                                         Lender



                                         By: /s/ James B. Treger
                                             Title:  Vice President


                                         BANK OF AMERICA ILLINOIS, as
                                         a Lender


                                         By: /s/ Lon A. Grubb
                                             Title:  Managing Director


                                         THE BANK OF NOVA SCOTIA, as
                                         a Lender


                                         By: /s/ F.C.H. Ashby
                                             Title:  Senior Manager Loan
                                                     Operations

                                         MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, as a Lender


                                         By: /s/ Charles H. King
                                             Title:  Vice President

                                         THE BANK OF NEW YORK, as
                                         a Lender


                                         By: /s/ David C. Siegel
                                             Title:  Assistant Vice President


                                         BANK OF MONTREAL, as
                                         a Lender


                                         By: /s/ Michael Joyce
                                             Title:  Director


                                         MELLON BANK, N.A., as
                                         a Lender


                                         By: /s/ Laurel L. Larson
                                             Title:  Assistant Vice President


                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as a Lender


                                         By: /s/ Mark R. Matthews
                                             Title:  Authorized Agent


                                         CREDIT SUISSE, as
                                         a Lender


                                         By: /s/ Roger W. Saylor
                                             Title:  Associate


                                         By: /s/ Carl Jackson
                                             Title:  Member of Senior Management


                                         BAYERISCHE VEREINSBANK A.G., as
                                         a Lender


                                         By: /s/ Ray E. White
                                             Title:  Vice President


                                         By: /s/ W. Eckmeier
                                             Title:  Vice President

                                         THE BOATMAN'S NATIONAL BANK OF
                                         ST. LOUIS, N.A., as a Lender


                                         By: /s/ Andrew K. Dawson
                                             Title:  Assistant Vice President


                                         NATIONSBANK N.A., as a Lender


                                         By: /s/ Matthew R. Walters
                                             Title:  Vice President


                                         THE NORTHERN TRUST COMPANY, as
                                         a Lender


                                         By: /s/ J. Mark Berry
                                             Title:  Vice President


                                         SWISS BANK CORPORATION, NEW YORK
                                         BRANCH, as a Lender


                                         By: /s/ Stephanie W. Kim
                                             Title:  Associate Director


                                         By: /s/ Thomas R. Salzano
                                             Title:  Associate Director
                                                     Banking Finance Support,
                                                     N.A.


                                         ROYAL BANK OF CANADA, as a Lender


                                         By: /s/ Denham O. Turton
                                             Title:  Vice President

                                                                  SCHEDULE A


Lender                                            Amount of Increase
                                                  of Commitment


CHEMICAL BANK                                     $ 9,937,500
270 Park Avenue
New York, New York  10017
Attention: Frank Guerra
Telecopy: (212) 972-9854

N.T. & S.A.                                       $ 9,937,500
231 South LaSalle Street
Chicago, Illinois  60697
Attention:  Patricia Delgrande
Telecopy:  (312) 987-1276

THE BANK OF NOVA SCOTIA                           $ 9,937,500
181 West Madison, Suite 3700
Chicago, Illinois  60602
Attention: Brian Hewett
Telecopy: (312) 201-4108

MORGAN GUARANTY TRUST COMPANY                     $ 9,937,500
  OF NEW YORK
60 Wall Street
New York, New York  10260-0060
Attention: Charles King
Telecopy: (212) 648-5336

THE BANK OF NEW YORK                              $ 6,250,000
One Wall Street
19th Floor
New York, New York  10286
Attention: David Siegel
Telecopy: (212) 635-1208

BANK OF MONTREAL                                  $ 7,500,000
115 South LaSalle Street
12th Floor
Chicago, Illinois  60603
Attention:  Mike Joyce
Telecopy:  (312) 750-4314

MELLON BANK, N.A.                                 $ 9,250,000
55 West Monroe, Suite 2600
Chicago, Illinois  60603
Attention: Laurel L. Larson
Telecopy: (312) 357-3414

THE FIRST NATIONAL BANK OF CHICAGO                $ 6,250,000
One First National Plaza
Suite 0088, 14th Floor
Chicago, Illinois  60670
Attention: William R. Madden
Telecopy: (312) 732-9161

CREDIT SUISSE                                     $12,250,000
12 East 49th Street
New York, New York  10017
Attention:  Rusty Saylor
Telecopy:  (212) 238-5332

NATIONSBANK, N.A.                                 $ 6,250,000
71 West Madison Street, Suite 5300
Chicago, Illinois  60602
Attention: Matthew Walters
Telecopy: (312) 234-5601

THE NORTHERN TRUST COMPANY                        $ 6,250,000
50 South LaSalle Street
Chicago, Illinois  60675
Attention:  J. Mark Berry
Telecopy:  (312) 630-1566

ROYAL BANK OF CANADA                              $ 6,250,000
One North Franklin, Suite 700
Chicago, Illinois  60606
Attention: Patric Shields
Telecopy: (312) 551-0805

                                                                  SCHEDULE I


Lender                                            Commitment

CHEMICAL BANK                                     $40,250,000
270 Park Avenue
New York, New York  10017
Attention: Frank Guerra
Telecopy: (212) 972-9854

N.T. & S.A.                                       $40,250,000
231 South LaSalle Street
Chicago, Illinois  60697
Attention:  Patricia Delgrande
Telecopy:  (312) 987-1276

THE BANK OF NOVA SCOTIA                           $40,250,000
181 West Madison, Suite 3700
Chicago, Illinois  60602
Attention: Brian Hewett
Telecopy: (312) 201-4108

MORGAN GUARANTY TRUST COMPANY                     $40,250,000
  OF NEW YORK
60 Wall Street
New York, New York  10260-0060
Attention: Charles King
Telecopy: (212) 648-5336

THE BANK OF NEW YORK                              $25,000,000
One Wall Street
19th Floor
New York, New York  10286
Attention: David Siegel
Telecopy: (212) 635-1208

BANK OF MONTREAL                                  $20,000,000
115 South LaSalle Street
12th Floor
Chicago, Illinois  60603
Attention:  Mike Joyce
Telecopy:  (312) 750-4314

MELLON BANK, N.A.                                 $28,000,000
55 West Monroe, Suite 2600
Chicago, Illinois  60603
Attention: Laurel L. Larson
Telecopy: (312) 357-3414

THE FIRST NATIONAL BANK OF CHICAGO                $25,000,000
One First National Plaza
Suite 0088, 14th Floor
Chicago, Illinois  60670
Attention: William R. Madden
Telecopy: (312) 732-9161

CREDIT SUISSE                                    $37,250,000
12 East 49th Street
New York, New York  10017
Attention:  Rusty Saylor
Telecopy:  (212) 238-5332

BAYERISCHE VEREINSBANK A.G.                      $10,000,000
335 Madison Avenue
19th Floor
New York, New York  10017
Attention:  Ray White
Telecopy:  (212) 210-0354

THE BOATMEN'S NATIONAL BANK OF                   $ 6,250,000
  ST. LOUIS
1 Boatmen's Plaza
800 Market Street
St. Louis, Missouri  63101
Attention: Robert S. Holmes, Jr.
Telecopy: (314) 466-6499

NATIONSBANK, N.A.                                $25,000,000
71 West Madison Street, Suite 5300
Chicago, Illinois  60602
Attention: Matthew Walters
Telecopy: (312) 234-5601

THE NORTHERN TRUST COMPANY                       $25,000,000
50 South LaSalle Street
Chicago, Illinois  60675
Attention:  J. Mark Berry
Telecopy:  (312) 630-1566

SWISS BANK CORPORATION,                          $12,500,000
NEW YORK BRANCH
222 Broadway
New York, New York  10038
Attention: Donald Lucardi
Telecopy: (212) 574-4131

ROYAL BANK OF CANADA                             $25,000,000
One North Franklin, Suite 700
Chicago, Illinois  60606
Attention: Patrick Shields
Telecopy: (312) 551-0805

Maximum Aggregate Commitment                    $400,000,000

                                                                   Exhibit A









To the Parties listed on Annex I


Ladies and Gentlemen:

          In connection with the AMENDMENT NO. 1 AND CONSENT dated as of March 29, 1996, to the Liquidity Agreement, dated as of November 7, 1994 (the "Liquidity Agreement"), among NFC Asset Trust, certain lenders from time to time parties thereto and Chemical Bank as administrative agent for the Lenders, the undersigned hereby confirms (i) that credit approval for the increase in the commitment of the undersigned as set forth on Schedule A to such Amendment has been received (ii) that undersigned has taken all necessary action in connection with such increased commitment and (iii) that such increased commitment does not violate any internal exposure limits of the undersigned for NFC Asset Trust or Navistar Financial Corporation or violate any internal rules or regulations of the undersigned, nor is it our belief that it would cause the undersigned to be in violation of any legal lending limitations or any federal or state law applicable to the undersigned.


DATED:  March  , 1996                     ____________________________
                                          Name of Lender


                                          By:
                                             Title:


                                          By:
                                             Title:

                                                                     ANNEX I

Moody's Investors Services, Inc.

Standard & Poors Ratings Group

NFC Asset Trust

                                                                   EXHIBIT B



           THIS AMENDMENT NO. 1 (this "Amendment"), dated as of March 29, 1996, to the Loan and Security Agreement, dated as of November 7, 1994 (the "Loan Agreement"; certain defined terms are used herein as defined therein), between Truck Retail Instalment Paper Corp. ("Trip") and NFC Asset Trust (the "Trust").


                             W I T N E S S E T H :


            WHEREAS, Trip and the Trust are parties to the Loan Agreement and desire to amend certain provisions of the Loan Agreement in the manner and as more fully set forth herein; and

            WHEREAS, Trip and the Trust have received the written consent of the Administrator, the Administrative Agent and the Majority Lenders to this Amendment No.1;

            NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

            1. Amendment of Section 7.9 of the Loan Agreement. Section 7.9 of the Loan Agreement is hereby amended by deleting the reference to "$13,380,000" on the seventh line of Section 7.9 of the Loan Agreement and inserting in lieu thereof "$18,000,000".

            2. Ratification and Confirmation of the Loan Agreement. Except as so modified pursuant to this Amendment No. 1, the Loan Agreement is ratified and confirmed in all respects.

            3. Effective Date. This Amendment shall become effective on and as of March 29, 1996 (the "Effective Date") when counterparts hereof, signed by each of the parties hereto, have been delivered to the Administrative Agent.

            4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


            6. Representations and Warranties. Trip represents and warrants that:

            (a) the representations and warranties of Trip contained in the Loan Agreement (as amended hereby) are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date; and

            (b) no Financing Loan Default has occurred and is continuing on and as of the Effective Date.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    NFC ASSET TRUST

                                    By:   CHEMICAL BANK DELAWARE, not in its
                                          individual capacity but solely as
                                          Owner Trustee



                                    By:
                                          Title:


                                    TRUCK RETAIL INSTALMENT PAPER CORP.



                                    By:
                                          Title:

Consented to:

NAVISTAR FINANCIAL CORPORATION,
  as Administrator


By:
    Title: